REGISTRATION RIGHTS AGREEMENT MADE AND ENTERED INTO AS OF THE 18TH
DAY OF MAY 2000

AMONG: TOUCHTUNES MUSIC CORPORATION, a body politic and corporate, duly incorporated according to the laws of the State of Nevada, having its head office and principal place of business in the City of Las Vegas, Nevada,
                             (hereinafter referred to as the
                             "Company")

                             PARTY OF THE FIRST PART


AND: CAPITAL COMMUNICATIONS CDPQ INC., a body politic duly incorporated according to the Companies Act (Quebec), having its head office and principal place of business in the City of Montreal, Province of Quebec,

                             (hereinafter referred to as "CDPQ")

                             PARTY OF THE SECOND PART


AND: SOFINOV SOCIETE FINANCIERE D'INNOVATION INC., a body politic and corporate, duly incorporated according to the Companies Act (Quebec), having its head office and principal place of business in the City of Montreal, Province of Quebec,

                             (hereinafter referred to as
                             "Sofinov")

                             PARTY OF THE THIRD PART




AND: SOCIETE INNOVATECH DU GRAND MONTREAL, a body politic duly constituted according to An Act respecting Societe Innovatech du Grand Montreal, R.S.Q., ch. S-1, having its head office and principal place of business in the City of Montreal, Province of
                             Quebec,

                             (hereinafter referred to as
                             "Innovatech")

                             PARTY OF THE FOURTH PART


1.    PREAMBLE

1.1 WHEREAS Sofinov and Innovatech hold shares of Series A Preferred Stock of the Company and, concurrently with the execution of this Agreement, CDPQ and Sofinov have subscribed for and hold shares of Series B Preferred Stock of the Company (the shares of Series A Preferred Stock and the shares of Series B Preferred Stock are hereinafter collectively referred to as the "Preferred Shares");

1.2 WHEREAS the Preferred Shares may be converted to shares of the Company's Class A voting common stock (the "Common Shares"), the whole as provided in the Second Amended and Restated Articles of Incorporation of the Company;

1.3 WHEREAS the Company has agreed to provide for the registration of the Registrable Securities (as defined hereinafter) on the terms and conditions hereinafter set forth.

NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

2.    DEFINITIONS

2.1   Definitions. In this Agreement:

2.1.1 "Form F-1" shall mean such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the SEC;

2.1.2 "Form F-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC;

2.1.3 "Form S-1" shall mean such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the SEC;

2.1.4 "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC;

2.1.5 "Investors" shall mean, collectively, CDPQ, Sofinov and Innovatech;




2.1.6 "Registrable Securities'' shall mean (i) the Common Shares issuable or issued upon conversion of the Preferred Shares, and (ii) any securities of the Company distributed with respect to such shares;

2.1.7 "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with the registration and other requirements set forth in this Agreement including, without limitation, the following:
      (i) the fees, disbursements and expenses of all counsels to the Company and all accountants in connection with the registration statement, any preliminary prospectus or final prospectus, any other offering documents and amendments and supplements thereto and the mailing and delivery of copies thereof to underwriters and dealers, (ii) all expenses of the Company in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivery of copies thereof to underwriters and dealers,
      (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the Registrable Securities to be disposed of, (iv) all expenses of the Company in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys, (v) fees of the Company, including, without limitation, any filing fees, incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of (or any similar review required by any other market or exchange on which the Registrable Securities then trade), (vi) the cost and charges of any transfer agent or registrar in connection with the registration of exchange or transfer of the Registrable Securities to be disposed of, and (vii) all stock exchange listing fees, excluding underwriting discounts selling commissions and any expenses required by law to be borne by the Registering Investors;

All other capitalized terms used herein, unless defined above or unless the context otherwise requires, shall have the respective meanings ascribed thereto in the relevant Section or subsection of this Agreement and all other capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Voting Trust and Limited Shareholders Agreement entered into among the Company, CDPQ, Sofinov, Innovatech and Techno Espres S.A. on the date hereof (the "Shareholders Agreement").

3.    EFFECTIVENESS

3.1 Registration required. The Company shall not be obligated to effect any registration pursuant to Section 4 hereof if the intended method or methods of disposition of the Registrable Securities by the Investors may be effected without registration under the Securities Act of 1933, as amended (the "Securities Act"), and any certificate evidencing the Registrable Securities so to be disposed need not bear a restrictive legend with respect thereto and the Company agrees to promptly take all customary actions necessary to permit such disposition, including, without limitation, providing the Company's transfer agent with all necessary instructions, and, to the extent necessary, causing counsel to the Company to deliver an opinion that the Registrable Securities may be reissued without such legend.




4.    REGISTRATION

4.1 Demand Registration. Upon written notice (the "Request Notification") at any time after nine (9) months from the date hereof by any of the Investor(s) (the "Registering Investors") requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities owned beneficially and of record by the Registering Investors, provided that any such request shall cover in the aggregate not less than twenty percent (20 %) of the Registrable Securities, which notice shall specify the intended method or methods of disposition of such Registrable Securities and be simultaneously sent to any Investor not included in said Registering Investors, the Company shall be obliged to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement within ninety (90) days of the Request Notification and use its best efforts, subject to receipt of necessary information from the Registering Investors, to cause such registration statement to become effective, as that term is used in the Securities Act, within one hundred and eighty (180) days of the Company's receipt of the Request Notification, for disposition of such Registrable Securities and the Registrable Securities of any other Investor(s) requesting to include all or part of the Registrable Securities owned beneficially and of record by it in such registration within thirty (30) days of receipt of the Request Notification (such Investor(s) upon such request, shall also be "Registering Investors"), in accordance with the intended method or methods of disposition stated in the Request Notification. Any Investor which is not included among the Registering Investors in a given demand and who has not notified the Company within thirty (30) days of receipt of a copy of the Request Notification that it wishes to include all or part of the Registrable Securities owned beneficially and of record by it shall be deemed for all purposes to have waived, and be precluded from exercising, any registration rights in the applicable registration pursuant to this Section 4.

4.2 Regulation S. The registration statement shall be on Form S-3 or Form F-3 whenever the Company is permitted to use that form, unless the Registering Investors or the underwriter reasonably request registration on Form S-1 or Form F-1. The Company will use its reasonable best efforts to qualify for registration on Form S-3 or Form F-3.

4.3 Registration not required. The Company shall not be required to effect a registration pursuant to this Section 4:

4.3.1 after June 30, 2004; or

4.3.2 if the Company has effected two (2) registrations pursuant to subsection
      4.1 and such registrations have been declared or ordered effective, the Company shall not be required to effect a registration pursuant to subsection 4.1 until a period of twelve (12) months shall have elapsed from the effective date of the most recent such previous registration; or

4.3.3 during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 6 below, provided that
      (i) the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and (ii) if such registration statement is not filed at the expiration of such sixty (60)-day period, then the Company may not invoke this subsection
      4.3.3 again for twelve (12) months; or

4.3.4 if the Company shall furnish to the Registering Investors, a confirmation from the Company's Chief Executive Officer or Chairman of the Board




      stating that, in the good faith judgment of the Board of Directors of the Company, the disclosure of information required to be disclosed in such registration statement would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the Request Notification; or

4.3.5 after the date on which more than eighty percent (80%) of the Registrable Securities shall have been registered under the Securities Act.

4.4 Third Person Shares. The Company shall have the right to cause the registration of securities for sale for the account of any Person within the meaning of the Securities Act in any registration of Registrable Securities requested pursuant to this Section 4.

5.    REGISTRATION EXPENSES

5.1 The Company shall pay any and all Registration Expenses with respect to any registration pursuant to Section 4 and 6, provided the Registering Investors shall bear (i) any and all transfer taxes applicable to their respective Registrable Securities registered thereunder, and (ii) their respective shares (pro rata in accordance with their respective numbers of Registrable Securities relative to all securities included in such registration) of any and all commissions, discounts or other compensation payable to any underwriters (including fees and expenses of underwriters' counsel) in respect of such Registrable Securities and the fees and expenses of their own counsel, provided, however, that in no event shall the Investors be required to pay any internal costs of the Company or shall the Company be required to pay any internal costs of the Investors.

6.    PIGGYBACK REGISTRATION

6.1 Piggyback Registration. If the Company proposes to register any of its voting securities ("Other Securities") for public sale under the Securities Act, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give prompt written notice to each of the Investors of its intention to do so, and upon the written request (which request shall specify the Registrable Securities intended to be disposed of by such Investor and the intended method of disposition thereof) of any Investor delivered to the Company within ten (10) days after the giving of any such notice (the "Piggyback Request") the Company will use its reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Investors, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

6.1.1 if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to the Investors and thereupon the Company shall be relieved of its obligations to register such Registrable Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 5), without prejudice, however, to the rights of the Investors, to request that such registration be effected as a registration under subsection 4.1;

6.1.2 the Company will not be required to effect any registration of Registrable Securities under this subsection 6.1 if, and to the extent that, the underwriters (or any managing underwriter) shall advise the Company in writing that, in their reasonable opinion, inclusion of such number of shares of Registrable Securities will adversely affect the price or distribution of the securities to be offered solely for the account of the Company. Such advice shall include a statement as to the underwriters' (or any managing underwriter's) opinion as to the number of shares which may be included without adversely affecting the price or distribution of the securities solely for the account of the Company (such total number of shares which such advice states may be so included being the "Total Number of Includible Securities"). The Company shall promptly furnish the Investors with a copy of such written advice. In the event that the number of shares requested to be included by Investors together with the number of other shares requested to be included by any selling securityholders requesting inclusion of such securityholders' securities pursuant to registration rights granted by the Company exceeds the Total Number of Includible Securities, the aggregate number of shares of Registrable Securities held by any Investors entitled to be included in the public sale shall be the product of (i) a fraction, the numerator of which is the total number of such shares of Registrable Securities held by such Investors requested to be included in such public sale and the denominator of which is the total number of such Investor's shares of Registrable Securities requested to be included in such public sale plus the number of other shares requested to be included by other securityholders (including, but not limited to other Investors, if applicable) pursuant to registration rights granted by the Company and
      (ii) the Total Number of Includible Securities;

6.1.3 the Company shall not be required to effect any registration of Registrable Securities under this subsection 6.1 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, take-over bids, issuer bids, subscription offers, dividend reinvestment plans or stock option or other employee benefit plans;

6.1.4 no registration of Registrable Securities effected under this subsection
      6.1 shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to subsection 4.1.

7.    OBLIGATIONS OF THE COMPANY

7.1 Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

7.1.1 prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act with respect to such Registrable Securities in accordance with the applicable time periods and other conditions set forth in the relevant provision hereof and, upon the request of the Registering Investors and subject to applicable law, keep such registration statement effective for a period of the earlier of (i) one hundred eighty (180) days or (ii) until the distribution contemplated in the Registration Statement has been completed;




7.1.2 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or to keep such registration statement effective until such time as all the Registrable Securities have been sold pursuant thereto or the expiration of nine (9) months after such registration statement becomes effective;

7.1.3 furnish to the Investors such numbers of conformed copies of such registration statement and of each such amendment and supplement thereto (in the case of the Registering Investors or any managing underwriter, including all exhibits), such number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Registering Investors or such underwriter may reasonably request in order to facilitate the disposition of all or any of the Registrable Securities;

7.1.4 use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Registering Investors;

7.1.5 notify each Registering Investor covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to the Registering Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary, in light of the circumstances then existing, to make the statements therein not misleading;

7.1.6 furnish an opinion, dated the date that the registration statement with respect to the Registrable Securities becomes effective, of the counsel representing the Company for purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters;

7.1.7 file such documents as may be required of the Company for normal securities law clearance for the sale or the resale of Registrable Securities in such states of the United States as may be reasonably requested by the Registering Investors, provided, however, that the Company shall not be required in connection with this subsection 7.1.7 to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction; and

7.1.8 provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

7.2 Information from Registering Investors. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Registering




Investor that the Registering Investors shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registering Investors' Registrable Securities.

7.3 Discontinuance of disposition. Each of the Registering Investors agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 7.1.5 hereof, such Registering Investor shall use its best efforts to discontinue forthwith dispositions of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Registering Investor's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 7.1.5 hereof.

7.4   Underwriting.

7.4.1 If requested by the managing underwriter for any underwritten offering of Registrable Securities pursuant to a registration requested hereunder, the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions;

7.4.2 in the event that any registration pursuant to subsection 6.1 shall involve, in whole or in part, an underwritten offering, the Company may require the Registrable Securities to be included in such underwriting on the same terns and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In any such case, the Registering Investors shall be party to any such underwriting agreement, such agreement shall contain such representations, warranties and covenants by the Registering Investors and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions.

8.    PREPARATION: REASONABLE INVESTIGATION

8.1 In connection with the preparation and filing of each registration statement hereunder registering Registrable Securities under the Securities Act, the Company will give the underwriters, if any, and their counsel and accountants (collectively, the "Inspectors"), such reasonable and customary access to its books and records (collectively, the "Records") and such opportunities to discuss the business of the Company with its officers and the independent accountants who have its financial statements as shall be necessary, in the opinion of such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. Records which the Company reasonably determines to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed by the Inspectors.

9.    INDEMNIFICATION AND CONTRIBUTION

9.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Registering Investors and each of their respective officers and directors as follows:

9.1.1 against any and all loss, claim, damage and expense whatsoever, as incurred, arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto) pursuant to which Registrable




      Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement or a material fact contained in any prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

9.1.2 against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid by the Registering Investors in settlement of any litigation, or investigation or proceeding by any governmental agency or body commenced, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

9.1.3 against any and all expense whatsoever, as incurred (including fees and disbursements of one (1) counsel only chosen collectively by the Registering Investors), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subsection 9.1.1 or 9.1.2 above;

provided, however, that this indemnity agreement under subsection 9.1 hereof, does not apply to any loss, liability, claim, damage or expense to the extent arising out of or caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Registering Investors or any underwriter expressly for use in a registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto), and provided further that this indemnity agreement does not apply to any loss, liability, claim, damage or expense arising out of or caused by the Registering Investor's continued circulation, subsequent to the Registering Investor's receipt of the notice described in subsection 7.1.5 hereof, of a prospectus including the untrue statement of a material fact or omission of a material fact as to which such notice was provided.

9.2 Indemnification by the Investors. Each of the Registering Investors agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each officer of the Company who signed the registration statement), against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection 9.1 hereof, as incurred, with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Registering Investor expressly for use in the registration statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto).

9.3 Conduct of Indemnification Proceedings. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may, at its own expense, participate in and direct the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

9.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 9 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the Registering Investors shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Registering Investors in such proportions as are appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other hand in connection with matters that resulted in such loss, liability, claim, damage or expenses, as well as any relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

10.   PERMITTED ASSIGNMENT

10.1 An Investor may assign rights hereunder in connection with any sale of Preferred Shares or Common Shares issuable upon conversion of the Preferred Shares which is consistent with the restrictions and representations contained in the Shareholders Agreement, provided that such assignee shall have agreed in writing, satisfactory in form and substance to the Company and its counsel, to be bound hereby. From and after any such assignment pursuant to this Section 10, reference herein to the Investors shall include such permitted assignee.

11.   MISCELLANEOUS

11.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

11.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York as they are applied to agreements entered into in New York between New York residents and performed entirely within New York.

11.3 Counterparts; Facsimile Delivery. This Agreement may be executed in two or more counterparts and delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

11.5 Further Assurances. Each party upon the request of the others, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

11.6 Notices. All offers, acceptances, rejections, notices, requests, authorizations, permissions, directions. demands and other communications hereunder shall be given in writing and shall be given by telecopier, or delivered by hand, to the other parties at the following addresses:

If to CDPQ:                  CAPITAL COMMUNICATIONS CDPQ INC.
                             1981 McGill College Avenue, 7th
                             Floor
                             Montreal, Quebec
                             H3A 3C7

                             Attention: The President

                             Telecopier: (514) 847-5980

if to Sofinov:               SOFINOV SOCIETE FINANCIERE
                             D'INNOVATION INC.
                             1981 McGill College Avenue, 7th
                             Floor
                             Montreal, Quebec
                             H3A 3C7

                             Attention: The President

                             Telecopier: (514) 847-2628


if to Innovatech:            SOCIETE INNOVATECH DU GRAND
                             MONTREAL
                             2020 University Avenue
                             Suite 1527
                             Montreal, Quebec
                             H3A 2A5

                             Attention: Hubert Manseau

                             Telecopier: (514) 864-4220

if to the Company:           TOUCHTUNES MUSIC CORPORATION
                             1800 East Sahara
                             Suite 107
                             Las Vegas, Nevada
                             89104, U.S.A.

                             Attention: The President

                             Telecopier: (702) 734-7500




with a copy in all cases to: KARP & SOMMERS
                             950 Third Avenue
                             New York, NY
                             10022, U.S.A.

                             Attention: Aaron Karp

                             Telecopier: (212) 421-1650

with a copy in all cases to: LAPOINTE ROSENSTEIN
                             1250 Rene-Levesque Blvd. West
                             Suite 1400
                             Montreal, Quebec
                             H3B 5E9

                             Attention: Claude Bergeron

                             Telecopier: (514) 925-9001


with a copy in all cases to: DE GRANDPRE CHAIT
                             1000 de la Gauchetiere West
                             29th Floor
                             Montreal Quebec

                             Attention: Jacques Bourque

                             Telecopier: (514) 878-4333

Or at such other address as the parties may have previously indicated to the others parties in writing in conformity with the foregoing. Any such notice, request, demand or other communication shall be deemed to have been received on the date of delivery if delivered by hand, or the next Business Day immediately following the date of transmission if sent by telecopier. The original copy of any notice sent my telecopier shall be forwarded to the other parties by registered mail, receipt return requested.

11.7 Delays. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the day which is the reference day in calculating such period shall be excluded. If the day on which such delay expires is not a Business Day, then the delay shall be extended to the next succeeding Business Day.

11.8 Entire Agreement: Amendment. This Agreement and the other documents delivered pursuant hereto constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or as otherwise provided for herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, other than by a written instrument signed by all the parties hereto.

11.9 Gender. Any reference in this Agreement to any gender shall include both genders and the neutral, and words used herein importing the singular number only shall include the plural and vice versa.

11.10 Headings. The division of this Agreement into sections, subsections and other subdivisions, and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation of this Agreement.




11.11 Waiver. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

11.12 Preamble. The preamble hereof shall form an integral part of this Agreement.

      IN WITNESS WHEREOF, the parties have signed at the place and on the date first hereinabove mentioned.

                             CAPITAL COMMUNICATIONS CDPQ INC.


                             Per:
                                  /s/Helene Belanger
                                  --------------------------
                                  Helene Belanger

                             Per:
                                  /s/Roland Ribotti
                                  --------------------------
                                  Roland Ribotti

                             SOFINOV SOCIETE FINANCIERE
                             D'INNOVATION INC.


                             Per: /s/Denis Dionne
                                  ---------------------------
                                  Denis Dionne

                             Per: /s/Pierre Pharand
                                  ---------------------------
                                  Pierre Pharand

                             SOCIETE INNOVATECH DU GRAND
                             MONTREAL


                             Per: /s/Hubert Manseau
                                  ---------------------------
                                  Hubert Manseau

                             TOUCHTUNES MUSIC CORPORATION


                             Per: /s/Tony Mastronardi
                                  ---------------------------
                                  Tony Mastronardi